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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



               Current Report Pursuant to Section 13 or 15(d) of
                      THE SECURITIES EXCHANGE ACT OF 1934




               Date of Report (Date of earliest event reported):
                                January 27, 1994





                                   MEDITRUST
             ---------------------------------------------------------
               (Exact name of registrant as specified in charter)


           Massachusetts            0-14022                 04-6532031
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          (State of                (Commission        (I.R.S. Employer
           Incorporation)           File No.)         Identification No.)


       128 Technology Center, Waltham, Massachusetts           02154
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        (Address of principal executive offices)              (Zip Code)





     Registrant's telephone number, including area code (617) 736-1500





     The total number of pages in this Current Report is 22. The exhibit index appears at page 2.

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Item 5.  OTHER INFORMATION

     On January 27, 1994, Meditrust entered into a Consent Agreement (the "Consent Agreement") with Sun Healthcare Group, Inc., a Delaware corporation ("Sun"), pursuant to which Meditrust agreed to consent to a proposed merger (the "Merger") of The Mediplex Group, Inc., a Massachusetts corporation ("Mediplex"), with a subsidiary of Sun, subject to the fulfillment by Sun and Mediplex of certain closing conditions. Meditrust's consent to the Merger is required pursuant to the terms of the various leases and loans between Mediplex and Meditrust and/or their respective subsidiaries or affiliates (the "Mediplex Financing Documents").

     As a condition to Meditrust's consent to the Merger, Sun and Mediplex have agreed to (i) certain modifications to the existing Mediplex Financing Documents and (ii) certain terms which will govern the ongoing relationship and future transactions among Meditrust, Mediplex and Sun.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits
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                                                                  Page
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
  10.1    Consent Agreement dated                                  4
          January 27, 1994 by and between
          Meditrust and Sun Healthcare Group, Inc.
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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      MEDITRUST
                          ___________________________________________



   February 1, 1994       /s/ Lisa M. Pavelka
_____________________     ___________________________________________
                          Lisa M. Pavelka, Treasurer








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